1                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                             STOCK OPTION AGREEMENT

        THIS AGREEMENT, dated as of October 1, 1996 is made by and between AT&T Capital Corporation, a Delaware corporation hereinafter referred to as the "Company", and an employee of the Company or a Subsidiary (as defined below) of the Company, hereinafter referred to as "Optionee".

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.0l par value Common Stock ("Common Stock");

WHEREAS, the Company wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Board of Directors of the Company or the Committee (as hereinafter defined), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the options provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Company or its Subsidiaries, and has advised the Company thereof and instructed the undersigned officer to issue said Options;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

Section 1.1 - Act

"Act" shall mean the Securities Act of 1933, as amended, or any successor law.

Section 1.2 - Affiliate

"Affiliate", shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. Solely for purposes of this Agreement, GRS Holding Company Limited and Babcock & Brown, Inc. and their respective Affiliates shall be deemed to be Affiliates of Nomura (as defined below).

Section 1.3 - Board of Directors

"Board of Directors" means the Board of Directors of the Company.

Section 1.4 - Cause

"Cause" shall mean (i) the Optionee's willful and continued failure to perform his or her duties with respect to the Company or any of its

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
2                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Subsidiaries which continues beyond ten days after a written demand for substantial performance is delivered to the Optionee by the Company or such Subsidiary or (ii) misconduct by the Optionee involving (x) dishonesty or breach of trust in connection with the Optionee's employment or (y) conduct which would be a reasonable basis for an indictment of the Optionee for a felony or for a misdemeanor involving moral turpitude.

Section 1.5 - Change of Control

"Change of Control" shall mean (i) any transaction (including, without limitation, a merger, consolidation or reorganization, or a sale of derivative securities that effectively transfers a beneficial ownership interest) as a result of which either (a) (1) the combined beneficial ownership interest of the Company by Nomura International plc ("Nomura") and its Affiliates falls below 40% on a fully diluted basis and (2) the combined beneficial ownership interest of the Company by another Person and its Affiliates exceeds the combined beneficial ownership interest of Nomura and its Affiliates or (b) the combined beneficial ownership interest of the Company by Nomura and its Affiliates falls below 20% on a fully diluted basis or (ii) a sale, or series of sales, of all or substantially all of the assets of the Company as a result of which either (A)
(I) the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company falls below 40% of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof) and (II) the combined beneficial ownership interest of another Person of former assets of the business as conducted by the Company immediately prior to such sale or series of sales exceeds the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof) or (B) the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company falls below 20% of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof); provided that the provisions set forth in clause
(ii) shall be deemed not to apply in the case of any transfer, sale, assignment, pledge, hypothecation or other disposition of assets in connection with, or incident to, any borrowings, securitizations or other financing transactions or in the case of the recapitalization, reclassification, liquidation or dissolution of the Company.

Section 1.6 - Code

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 - Committee

        "Committee" shall mean the Compensation Committee of the Board of Directors.

Section 1.8 - Common Stock and Share

3                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

"Common Stock" or "Share" means common stock of the Company which may be authorized but unissued, or issued and reacquired.

Section 1.9 - Disability

"Disability" shall mean a determination by the Board of Directors or a duly authorized committee thereof that an Optionee has become (i) permanently physically unable to do any job for which the Optionee is qualified, or may reasonably become qualified by training, education or experience or (ii) permanently mentally incompetent to perform the normal daily functions of living, and in each case at all times during such disability the Optionee is under a physician's care and following the recommended course of treatment.

Section 1.10 - Effective Time

"Effective Time" shall mean the date of the effective time of the merger of Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), with and into the Company pursuant to the Agreement and Plan of Merger, dated as of June 5, 1996, as amended, among the Company, AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company, and Merger Sub.

Section 1.11 - Fair Market Value

"Fair Market Value" shall mean with respect to a share of Common Stock, (i) prior to an IPO, the amount established at the immediately preceding determination, which determination will have been made not less than annually, by an independent U.S. based investment banker (or, in the sole discretion of the Board of Directors, an independent U.S.-based appraisal firm) selected by the Board of Directors as the fair market value of a Share without giving effect to any discount attributable to the illiquidity of the Shares or the fact that any such Shares may constitute a minority interest in the Company or any premium attributable to any special rights of any holder with respect to its Shares; provided that prior to the first such determination (which shall occur not later than January 31, 1997), the Fair Market Value of a share of Common Stock shall be the Exercise Price provided in Section 2.2(a) hereof and (ii) after an IPO, the Market Price Per Share of the Shares.

Section 1.12 - Good Reason

"Good Reason" shall mean (i) a reduction in the Optionee's base salary, (ii) a substantial reduction in the Optionee's duties as an employee, officer or director as they exist on the Grant Date (or, if the Grant Date is on or before the date of the Effective Time, as they exist immediately after the Effective
Time), (iii) the elimination or reduction of the Optionee's eligibility to participate in the Company's benefit programs that is inconsistent with the eligibility of similarly situated employees of the Company and its Subsidiaries to participate therein or (iv) an obligation to relocate more than 50 miles from the Optionee's then current work location.

Section 1.13 - Grant Date

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
4                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

"Grant Date" shall mean the date on which the Options provided for in this Agreement were granted.

Section 1.14 - Group

"Group" shall mean, with respect to a particular time, any of the Company and its Subsidiaries as of such time. Any event that results in an entity ceasing to be a Subsidiary of the Company shall be deemed to constitute the cessation of employment with the Group of all employees of such former Subsidiary, except for such employees of such former Subsidiary who become employees of the Company or one of its then Subsidiaries within 10 days of such event.

Section 1.15 - IPO

"IPO" shall mean a sale of Shares to the public that results in an active trading market in the Shares.

Section 1.16 - Market Price Per Share

"Market Price Per Share" at any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days commencing on the 30th trading day prior to the date in question. The closing price for each day shall be (x) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the New York Stock Exchange Consolidated Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Common Stock has been traded during such 20 consecutive trading days), or, if there is no transaction on any such day in any situation, the mean of the bid and asked prices on such day or (y) if the Common Stock is not listed or admitted to trading on any such exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose. In the event such closing prices are unavailable, the Market Price Per Share shall be deemed to be the fair market value as determined in good faith by the Board of Directors, on the basis of such relevant factors as it in good faith considers, in the reasonable judgment of the Board of Directors, appropriate.

Section 1.17 - Normal Retirement

"Normal Retirement" shall mean the voluntary retirement of the Optionee on a date after the later of attaining age 60 or 5 years after the Effective Time.

Section 1.18 - Offering Percentage

5                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

"Offering Percentage" shall mean, with respect to any public offering of Shares, that percentage of all outstanding stock of the Company (determined as of the time after the relevant public offering) represented by the Shares sold in such public offering.

Section 1.19 - Options

"Options" shall mean the options to purchase Common Stock granted under this Agreement, which options have not been designated as "incentive stock options" within the meaning of Section 422 of the Code.

Section 1.20 - Person

"Person" shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

Section 1.21 - Plan

"Plan" shall mean the AT&T Capital Corporation 1996 Long Term Incentive Plan.

Section 1.22 - Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.23 - QPO

"QPO" shall mean a sale of shares of Common Stock to the public pursuant to a registration statement under the Act that has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Company and its Subsidiaries) that results in an active trading market in the Common Stock.

Section 1.24 - RIF Termination

"RIF Termination" shall mean (i) termination of an Optionee's employment by the Group as a result of a reduction in force, facility relocation or closing, or other Company program for job elimination, in each case that results in the termination of a significantly large number of employees, or (ii) termination within 135 days prior to a Change of Control if the Optionee can demonstrate that such termination (a) was at the request of a third party with which the Company had entered into negotiations or provided for in an agreement with regard to such Change of Control or (c) otherwise occurred in connection with, or in anticipation of, such Change of Control; and provided further that, in the case of either (i) or (ii) above, such Change of Control actually occurs.

Section 1.25 - Secretary

"Secretary" shall mean the Secretary of the Company.

6                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Section 1.26 - Subsidiary

"Subsidiary" shall mean any corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the voting stock in one of the other corporations in such chain.

ARTICLE II

GRANT OF OPTIONS

Section 2.1  -  Grant of Options

For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to each such Option on the signature page hereof of its Common Stock, par value $.0l per share, upon the terms and conditions set forth in this Agreement.

Section 2.2 - Exercise Price

(a) The exercise price of the Shares covered by the Options (the "Exercise Price") shall be $______________ without commission or other charge.

(b) Notwithstanding the foregoing, in the case of termination without Cause (other than a RIF Termination) or resignation for Good Reason prior to the time the Options become exercisable in full in accordance with Section 3.2(a), the Exercise Price shall be increased by the amount, if any, of the excess of the Fair Market Value of the Common Stock as of the date of exercise of the option over its Fair Market Value (x) as of the date of such termination or resignation, if an IPO has previously occurred or (y) prior to an IPO, at the next period determination of Fair Market Value following such termination or resignation or as of the day following an IPO, whichever is earlier. Section 2.3
- Options Confer No Rights to Continued Employment

     Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

Section 2.4 - Adjustments in Options

        Subject to Paragraph 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an

7                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

appropriate and equitable adjustment in the number and kind of shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable and the exercise price therefor. Any such adjustments made by the Committee shall be final and binding upon the Optionee, the Company and all other interested Persons.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1 - Vesting

(a) Options shall become vested, thereby becoming eligible for exercise in accordance with Section 3.2, in accordance with the schedule below:


Vesting Date                                     Vested Percentage of Underlying
                                                 Shares

Grant Date                                       0%

The first anniversary of
the Grant Date                                   20%

The second anniversary of
the Grant Date                                   40%

The third anniversary of
the Grant Date                                   60%

The fourth anniversary of
the Grant Date                                   80%

The fifth anniversary of
the Grant Date                                   100%


Options which have become vested in accordance with this Section 3.1(a) are hereinafter referred to as "Vested Options".

(b) Notwithstanding the foregoing, upon any cessation of employment by the Group of the Optionee for any reason or reasons, any Option or portion of an Option that shall not have become vested in accordance with provisions of Section 3.1(a) shall be immediately canceled.

(c) Subject to Paragraph 10 of the Plan, in the event of a Change of Control, the Options that have not yet become Vested Options at the time of such Change of Control will not become immediately vested but will continue to vest as provided in Section 3.1(a).

Section 3.2 - Exercisability

        Options are not exercisable by the Optionee into Common Stock in any circumstances except that Vested Options may be exercised into Common Stock by the Optionee only following the event of (i) a Change of Control or (ii) a QPO, provided that, prior to a Change of Control, the maximum number of Shares for which Options may be so exercised by the Optionee shall be

8                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

limited to a number of Shares equal to the product of (x) 2 times (y) the Offering Percentage times (z) the total number of Shares underlying all Options granted to Optionee under the Plan or any other plans of the Company or any Subsidiary; provided further that, in the case of either clause (i) or clause
(ii), if the Optionee is, or formerly was, a member of the Corporate Leadership Team of the Company (or a member of any successor organization to the Corporate Leadership Team or, there is no such successor organization, an executive officer of the Group in a position substantially similar to a position of a member of the Corporate Leadership Team as comprised currently or in the future) no Options may be exercised unless on the date on which the Optionee proposes to exercise any options the Company has ratings on both its long term debt and short term debt by both Moody's Investors Services, Inc. and Standard & Poor's Ratings Group (or, if either or both of such organizations no longer rate such securities, such other nationally recognized statistical rating organization or organizations that have been selected by the Board of Directors in good faith) in one of its generic rating categories that signifies investment grade and no such organization has announced, either publicly or to the Company, that it contemplates downgrading either or both of such ratings to one of its generic rating categories that signifies less than investment grade, except to the extent that the Board of Directors, having considered all of the alternatives available to the Company (other than any capital contributions by, or sales of equity securities to, any person, including, without limitation, the then existing stockholders, or any of them), determines that it is not in the best interests of the Company to continue to maintain any of such investment grade ratings; provided further that if, on the tenth anniversary of the Effective Time, any Vested Options held by the Optionee have not then previously been exercisable for a period of at least 60 days, the restriction on exercisability set forth in the immediately preceding proviso shall be of no further effect with respect to such Vested options.

Section 3.3 - Expiration of Options

     The Options may not be exercised into Common Stock to any extent by the Optionee after, and shall terminate upon, the first to occur of the following events:

(i) the eleventh anniversary of the Grant Date (or, if any Options are not then exercisable in accordance with Section 3.2, then, with respect to such Options only, such later date that is 60 days following the date on which such options shall become so exercisable);

(ii) the date of cessation of employment by the Group for any reason other than Normal Retirement, death or Disability, termination without Cause or resignation for Good Reason of the Optionee; or

(iii) 60 days after termination by the Group without Cause or resignation for Good Reason of the Optionee (or if any options are not then exercisable in accordance with Section 3.2, then, with respect to such Options only, 60 days after the first date that both (A) such options are exercisable and (B) there are no applicable restrictions on the transferability of the Shares into which such Options are exercisable pursuant to any agreement between the Optionee and the Company).

9                                                EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

ARTICLE IV
EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Optionee, only the Optionee or his or her duly appointed attorney-in-fact may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.3. be exercised by his or her personal representative or by any Person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of an option or the entire option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3 - Manner of Exercise

An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a) Notice in writing signed by the Optionee or the other Person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) Full payment (in cash, by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

(c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other Person then entitled to exercise such Option or portion thereof, stating that (i) the shares of stock are being acquired for the Optionee's or such other Person's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, (ii) except as provided below, the Optionee or other Person then entitled to exercise such option or portion thereof will not transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the shares (each, a "Transfer") at any time prior to the tenth anniversary of the date of the Effective Time and (iii) the Optionee or other Person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such Person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and

10                                               EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

(d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

(e) In the event the Option or portion thereof shall be exercised pursuant to
Section 4.1 by any Person or Persons other than the Optionee, appropriate proof of the right of such Person or Persons to exercise the Option.

     Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in clause (i) of subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares. The written agreement referred to in clause (ii) of subsection (c) above will permit only the following Transfers prior to the tenth anniversary of the Effective Time:

(w) A transfer upon the death of the Optionee or other Person then entitled to exercise such Option or portion thereof to his or her executors, administrators, testamentary trustees, legatees or beneficiaries; provided that it is expressly understood that any such transferee shall be bound by the provisions of the written agreement referred to in clause (ii) of subsection (c) above;

(x) A transfer made after the date of exercise of the Option or portion thereof in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Optionee or other Person then entitled to exercise such Option or portion thereof, his or her spouse or the Optionee's or such other Person's lineal descendants; provided, in each such case, that such transfer is made expressly subject to the Agreement and that the transferee agrees in writing to be bound by the provisions of the written agreement referred to in clause (ii) of subsection (c) above;

(y) A sale of shares pursuant to an effective registration statement under the Act filed by the Company or pursuant to a sale participation agreement that has been entered into by the Optionee and Nomura or an Affiliate or Affiliates of Nomura; and

(z) in connection with a sale in the public market (subject to the provisions of Rule 144 under the Act where applicable) from and after a QPO; provided that such sale shall be subject to such black-out period and/or other restrictions on such sale as shall be reasonably requested by any underwriters in offerings of the securities of the Company in order to insure the success of such offerings; and provided further that the number of shares that may be sold in each one-year period following the QPO will

11                                               EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

be limited to the greater of (i) 25% of the total number of shares of Common Stock, on a fully diluted basis, held by the Optionee or such other Person immediately following the QPO and (ii) that number of shares of Common Stock underlying the Options or any other stock options issued by the Company held by the Optionee or such other Person as to which (A) pursuant to the terms of such options, the Optionee's right to purchase such stock would expire during such one-year period and (B) such options are actually exercised by the Optionee or other Person then entitled to exercise such options or portions thereof.

     Notwithstanding the foregoing permitted Transfers, the Optionee or other Person then entitled to exercise such option or portion thereof will further represent and agree in the written agreement referred to in subsection (c) above that he or she will not at any time transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares at any time, directly or indirectly, to any competitor or prospective competitor of the Company or to any affiliate of a such a person, other than:

(A) in connection with a sale to a third party pursuant to a stock purchase agreement or sale participation agreement that has been entered into by the Optionee and Nomura or an Affiliate or Affiliates of Nomura;

(B) in a widely distributed, underwritten public offering upon the exercise of the rights provided for under a registration rights agreement covering such shares; or

(C) pursuant to a sale effected (when otherwise permitted as provided above) through an open market, nondirected broker's transaction in which the Optionee or other Person then entitled to exercise such Option as seller does not know the buyer is a competitor or prospective competitor.

Section 4.4 - Conditions to Issuance of Stock Certificates

     The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(b) The lapse of such reasonable period of time (not to exceed 60 days) following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

     The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless

12                                               EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V
MISCELLANEOUS
Section 5.1    Administration

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested Persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Options Not Transferable

     Except as may be provided in any other agreement between the Optionee and the Company, neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved

     The Company shall at all times during the term of the Options reserve and keep available, either in its treasury or out of its authorized but unissued shares of stock, such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post

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13                                               EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Applicability of Plan and Other Agreements

     The Options and the shares of Common Stock issued to the Optionee upon exercise of the options shall be subject to all of the terms and provisions of the Plan and any other agreements between the Optionee and the Company, to the extent applicable to the Options and such Shares. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement or the Plan and any other agreements between the Optionee and the Company, the terms of the other agreements between the Optionee and the Company shall control.

Section 5.7 - Amendment

     This Agreement may be amended or supplemented by the Company, when authorized by a resolution of the Committee or of the Board of Directors, to cure any ambiguity, defect or inconsistency, to comply with Section 2.4 hereof or to make any change that does not adversely affect the rights of the Optionee. Any other amendment or supplement of this Agreement may be made only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.8 - Governing Law

     The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.9 - Jurisdiction

     Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as the Company may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign,

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14                                               EXHIBIT 10(g)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AT&T CAPITAL CORPORATION

By: __________________________

Name:

Title:

Aggregate number of  shares
of Common Stock for which
the option hereunder is granted:



-------------------------------
           Optionee



-------------------------------



-------------------------------
Address

Optionee's Taxpayer
Identification Number:





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